UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 17, 2017 (July 14, 2017)

Agritech Worldwide, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	001-32134	36-4197173
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1120 Avenue of the Americas, Suite 1514

New York, NY 10036

(Address of principal executive offices)

Registrant’s telephone number, including area code: (847) 549-6002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director and Officer.

On July 14, 2017, Mr. Edward B. Smith tendered his resignation as a Director, acting Chief Executive Officer, principal executive officer and principal financial officer of Agritech Worldwide, Inc. (the “Company”), effective immediately. Mr. Smith’s resignation was in connection with the winding down of the Company’s operations and winding up of the Company’s business affairs, and not a result of any disagreement with the Company.

Election of Director and Officer.

On July 14, 2017, the Company’s sole Director elected Craig R. Jalbert, age 55, as a director, effective immediately. In addition, the Company’s sole Director appointed Mr. Jalbert as acting Chief Executive Officer, principal executive officer and principal financial officer of the Company.

Mr. Jalbert will serve as a director with a term expiring at the Company’s next annual meeting of stockholders and until his successor has been duly elected and qualified. Mr. Jalbert is an independent director pursuant to those rules and regulations issued pursuant to the Securities Exchange Act of 1934, as amended. Mr. Jalbert will serve as an officer of the Company with a term expiring at the Company’s next annual meeting of stockholders and until his successors have been duly elected and qualified.

Mr. Jalbert has served as a principal of the Foxboro, Massachusetts accounting firm of Verdolino & Lowey, P.C. since 1987. For over 25 years he has focused his practice in distressed businesses and has served, and continues to serve, in the capacities of officer and director for numerous firms in their wind-down phases. For the past 15 years, he has been frequently appointed as both a federal and state court receiver and also as a confirmed Chapter 11 bankruptcy post-effective date fiduciary of companies in numerous matters. Mr. Jalbert also regularly consults with distressed business and their advisors.

There are no arrangements or understandings between Mr. Jalbert and any other persons pursuant to which Mr. Jalbert was named a director of the Company. Mr. Jalbert has no direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K or Item 5.02(d) of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 17, 2017	Agritech Worldwide, Inc.

By: /s/ Craig R. Jalbert
Name: Craig R. Jalbert
Title: Director

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